                       FIRST AMENDMENT TO CREDIT AGREEMENT

                          dated as of October 15, 1998

                                  by and among

                       SECURITY CAPITAL GROUP INCORPORATED
                                  as Borrower,


                    THE FINANCIAL INSTITUTIONS PARTY THERETO
                 AND THEIR ASSIGNEES UNDER SECTION 10.8 THEREOF
                                   as Lenders,



                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                           as Documentation Agent and


                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                    as Agent

                                                                    EXHIBIT 10.1

                               FIRST AMENDMENT TO CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of October 15, 1998 by and among SECURITY CAPITAL GROUP INCORPORATED (the "Borrower"), the financial institutions party thereto and their assignees under Section 10.8 thereof (the "Lenders"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Documentation Agent (the "Documentation Agent") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent (the "Agent").

        WHEREAS, the Borrower, the Lenders, the Documentation Agent and the Agent are parties to that certain Credit Agreement dated as of June 5, 1998 (the "Credit Agreement");

        WHEREAS, the Borrower, the Lenders, the Documentation Agent and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein;

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

        Section 1.  Specific Amendments to Credit Agreement.

        (a) The Credit Agreement is amended by deleting from Section 7.1(a) thereof the reference to the number "95" and substituting in its place the number "135".

        (b) The Credit Agreement is amended by deleting from Section 7.1(b) thereof the reference to "50 days" and substituting in its place "65 days".

        (c) The Credit Agreement is amended by deleting Section 7.1(d) in its entirety and substituting in its place the following:

               "(d) as soon as possible and in any event within 5 Business Days following the end of each calendar month or promptly upon the reasonable request of Agent, an Unencumbered Pool Certificate;"

        (d) The Credit Agreement is amended by supplementing Schedule 6.6 thereto with the additional information set forth on the "Supplement to Schedule 6.6" attached hereto.

     Section 2.  Effectiveness of Amendments and Waivers.  The  effectiveness of
Section 1 is subject to receipt by the Agent of each of the following in form and substance satisfactory to the Agent: (a) Counterparts of this Amendment executed by each of the parties hereto; and (b) Such other documents and instruments as the Agent may reasonably request. Section 3. Representations of the Borrower. The Borrower represents and warrants to the Agent and the Lenders that:
        (a) Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein may be limited by equitable principles generally.

        (b) Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approval or violate any Applicable Law relating to the Borrower the failure to possess or to comply with which would have a Materially Adverse Effect; (ii) conflict with, result in a breach of or constitute a default under the Organizational Documents of the Borrower or any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its properties may be bound and the violation of which would have a Materially Adverse Effect; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower other than Permitted Liens.

        Section 4. Reaffirmation by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

        Section 5. Reaffirmation by Guarantor. The Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty, and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of the Guarantor thereunder.

        Section 6. References to the Credit Agreement. Each reference to the Credit Agreement in any of the Loan Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.

     Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

     Section 10. Effective Date. This Amendment shall not be effective until its execution and delivery by all of the parties hereto whereupon its shall be deemed effective as of the date first written above.

     Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respect ive definitions given them in the Credit Agreement.
                             [Signatures Begin on the Following Page]

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

                                      BORROWER:

                                      SECURITY CAPITAL GROUP INCORPORATED


                                      By:______________________________________
                                            Name:______________________________
                                           Title:______________________________

                                      GUARANTOR:

                                      SC REALTY INCORPORATED


                                      By:______________________________________
                                            Name:______________________________
                                           Title:______________________________


                    [Signatures Continued on Following Page]

     [Signature Page to First Amendment to Credit Agreement dated as of October __, 1998 with Security Capital Group Incorporated]

                                      AGENT AND LENDERS:

                                      WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        individually and as the Agent

                                      By:______________________________________
                                            Name:______________________________
                                           Title:______________________________


                                      CHASE BANK OF TEXAS, NATIONAL
                                        ASSOCIATION, individually and as
                                        Documentation Agent


                                      By:______________________________________
                                            Name:______________________________
                                           Title:______________________________


                                      CREDIT LYONNAIS NEW YORK BRANCH

                                      By:______________________________________
                                            Name:______________________________
                                           Title:______________________________


                                      BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION


                                      By:______________________________________
                                            Name:______________________________
                                           Title:______________________________






                    [Signatures Continued on Following Page]

     [Signature Page to First Amendment to Credit Agreement dated as of October __, 1998 with Security Capital Group Incorporated]

                                      BANK OF MONTREAL, CHICAGO BRANCH


                                      By:______________________________________
                                            Name:______________________________
                                           Title:______________________________


                                      NATIONSBANK, N.A.


                                      By:______________________________________
                                            Name:______________________________
                                           Title:______________________________

                                      GUARANTY FEDERAL BANK, F.S.B.


                                      By:______________________________________
                                            Name:______________________________
                                           Title:______________________________


                                      DRESDNER BANK, AG, NEW YORK BRANCH AND
                                        GRAND CAYMAN BRANCH


                                      By:______________________________________
                                            Name:______________________________
                                           Title:______________________________


                                      By:______________________________________
                                            Name:______________________________
                                           Title:______________________________




                    [Signatures Continued on Following Page]

     [Signature Page to First Amendment to Credit Agreement dated as of October __, 1998 with Security Capital Group Incorporated]

                                      FIRST UNION NATIONAL BANK


                                      By:______________________________________
                                            Name:______________________________
                                           Title:______________________________


                                      TRANSAMERICA LIFE INSURANCE AND ANNUITY
                                        COMPANY


                                      By:______________________________________
                                            Name:______________________________
                                           Title:______________________________


                                      BANKBOSTON, N.A.


                                      By:______________________________________
                                            Name:______________________________
                                           Title:______________________________


                                      KBC BANK N.V.


                                      By:______________________________________
                                            Name:______________________________
                                           Title:______________________________


                                      By:______________________________________
                                            Name:______________________________
                                           Title:______________________________

     [Signature Page to First Amendment to Credit Agreement dated as of October __, 1998 with Security Capital Group Incorporated]

                                      AMSOUTH BANK


                                      By:______________________________________
                                            Name:______________________________
                                           Title:______________________________


                                      BANK ONE ARIZONA


                                      By:______________________________________
                                            Name:______________________________
                                           Title:______________________________